UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 8, 2009
Date of Report (Date of earliest event reported)
Legacy Technology Holdings, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-50294	84-1426725

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

7609 Ralston Road, Arvada, CO	80002

(Address of principal executive offices)	(Zip Code)
(303) 422-8127
Registrant’s telephone number, including area code
Life USA, Inc., 172 Stanwell Street, Colorado Springs, CO 80906
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Signatures
EXHIBIT INDEX
EX-99.1 Additional exhibits
EX-99.2 Additional exhibits

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignations

See attachments.

As a result of items discussed in the above attachments, Mr. David P. Kutchinski, CEO and President; Mike Pick and Robert Thompson Board of Directors, resigned as officers and directors of the Registrant, effective July 8, 2009. All restricted stock issued to them and their team is returned.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Technology Holdings, Inc.
Date: July 8, 2009	By:	/s/ David Kutchinski
David Kutchinski
CEO, President

Legacy Technology Holdings, Inc.
Date: July 8, 2009	By:	/s/ Robert H. Thompson
Robert H. Thompson
Board of Directors

Legacy Technology Holdings, Inc.
Date: July 8, 2009	By:	/s/ Mike Pick
Mike Pick
Board of Directors

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-99.1	Additional exhibits

EX-99.2	Additional exhibits